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                                                         Exhibit 99.B(8)(b)(xxi)

                               AMENDMENT NO. 5 TO

                             PARTICIPATION AGREEMENT

                                      AMONG

         LINCOLN NATIONAL LIFE INSURANCE COMPANY, LINCOLN LIFE & ANNUITY

                              COMPANY OF NEW YORK,

                         PIMCO VARIABLE INSURANCE TRUST,

                                       AND

                    ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC

     THE PARTICIPATION AGREEMENT, dated May 1, 2001 (the "Agreement"), by and among the Lincoln National Life Insurance Company, and Lincoln Life & Annuity Company of New York (collectively, the "Company"), PIMCO Variable Insurance Trust (the "Fund") and Allianz Global Investors Distributors LLC (the "Underwriter"), is hereby amended as follows:

          1. Schedule A is revised to reflect Portfolios of the Fund currently offered and additional separate accounts have been added to the list of Segregated Asset Accounts under Schedule A

          2. All other terms of the Agreement shall remain in full force and effect.

     Effective May 1, 2014, regardless of when executed.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


                     (Signatures located on following page)

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LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                       By its authorized officer

                                       By: /s/ Daniel R. Hayes
                                           -------------------------------------

                                       Name: Daniel R. Hayes

                                       Title: Vice President

                                       Date: 5/1/14

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                       By its authorized officer

                                       By: /s/ Daniel R. Hayes
                                           -------------------------------------

                                       Name: Daniel R. Hayes

                                       Title: Vice President

                                       Date: 5/1/14

PIMCO VARIABLE INSURANCE TRUST:

                                       By its authorized officer

                                       By: /s/ Eric D. Johnson
                                           -------------------------------------

                                       Name: Eric D. Johnson

                                       Title: Vice President

                                       Date: 4/28/14

ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC:

                                       By its authorized officer

                                       By: /s/ Steven Plump
                                           -------------------------------------

                                       Name: Steven Plump

                                       Title: Head of Business Management

                                       Date: 4/29/14

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                                   SCHEDULE A

The term "Designated Portfolio" of the Fund will include any currently offered class of any Portfolio of the Fund (as listed below) as well as any Portfolio of the Fund or any share class of any Portfolio (now existing or hereafter created) created subsequent to the date hereof.

DESIGNATED PORTFOLIOS/CLASSES:

ADMINISTRATIVE CLASS SHARES

All Asset Portfolio
All Asset All Authority
CommodityRealReturn(R) Strategy Portfolio
Diversified Income Portfolio
Emerging Markets Bond Portfolio
Foreign Bond Portfolio (Unhedged)
Foreign Bond Portfolio (U.S. Dollar-Hedged)
Global Bond Portfolio (Unhedged)
Global Multi-Asset Portfolio
High Yield Portfolio
Long-Term U.S. Government Portfolio
Low Duration Portfolio
Money Market Portfolio
Real Return Portfolio
SmallCap StocksPLUS(R) TR Portfolio
Short-Term Portfolio
StocksPLUS(R) Growth and Income Portfolio
Total Return Portfolio

INSTITUTIONAL CLASS SHARES

All Asset Portfolio
All Asset All Authority
CommodityRealReturn(R) Strategy Portfolio
Diversified Income Portfolio
Emerging Markets Bond Portfolio
Foreign Bond Portfolio (Unhedged)
Foreign Bond Portfolio (U.S. Dollar-Hedged)
Global Bond Portfolio (Unhedged)
High Yield Portfolio
Long-Term U.S. Government Portfolio
Low Duration Portfolio
Money Market Portfolio
Real Return Portfolio
Short-Term Portfolio
StocksPLUS(R) Growth and Income Portfolio

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StocksPLUS(R) Total Return Portfolio
Total Return Portfolio
Total Return Portfolio II
Unconstrained Bond Portfolio

ADVISOR CLASS SHARES

All Asset Portfolio
All Asset All Authority Portfolio
CommodityRealReturn(R) Strategy Portfolio
Emerging Markets Bond Portfolio
Foreign Bond Portfolio (Unhedged)
Global Bond Portfolio (Unhedged)
Global Multi-Asset Portfolio
High Yield Portfolio
Low Duration Portfolio
Real Return Portfolio
SmallCap StocksPLUS(R) TR Portfolio
StocksPLUS(R) Total Return Portfolio
Total Return Portfolio
Unconstrained Bond Portfolio

M CLASS SHARES

All Asset Portfolio
All Asset All Authority Portfolio


SEGREGATED ASSET ACCOUNTS:

Separate Account                                                       Established Date
---------------------------------------------------------------------  ------------------
Lincoln National Variable Annuity Account C                            June 3, 1997

Lincoln Life Variable Annuity Account N                                November 3, 1997

Lincoln Life Flexible Premium Variable Life Account M                  December 17, 1997

Lincoln Life Flexible Premium Variable Life Account R                  December 23, 1997

Lincoln Life Flexible Premium Variable Life Account S                  December 24, 1999

Lincoln Life Flexible Premium Variable Life Account Z                  July 30, 2003

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

Lincoln Life Flexible Premium Variable Life Account M                  December 17, 1997

Lincoln New York Account N for Variable Annuities                      March 11, 1999

LLANY Separate Account R for Flexible Premium Variable Life Insurance  February 11, 1998

LLANY Separate Account S for Flexible Premium Variable Life Insurance  March 12, 1999

Lincoln Life & Annuity Flexible Premium Variable Life Account Z        June 21, 2006